BLACKROCK PACIFIC FUND, INC.

(the “Fund”)

SUPPLEMENT DATED JANUARY 8, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2013

Effective immediately, the section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The section heading and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Manager

Andrew Swan is the portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Management Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Swan	2	10	3	0	0	0
	$8.42 Million	$1.81 Billion	$967.9 Million	$0	$0	$0

The last sentence of the first paragraph and following table under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to the portfolio manager, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Andrew Swan

MSCI All Country Asia Pacific ex Japan

MSCI AC Asia ex Japan NDR

MSCI SE Asia Index

FTSE W Asia Pac ex Japan GDR

MSCI All Country World Far East ex Japan

MSCI Golden Dragon ND

MSCI China 10/40 Index

MSCI China A Share Index

MSCI AC Asia Pacific Net TR

MSCI Developed — Japan Index

TOPIX

FTSE Developed — Japan

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

The portfolio manager is eligible to participate in these plans.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager Beneficial Holdings

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of the fiscal year ended December 31, 2012.

Portfolio Manager	Dollar Range
Andrew Swan	None

Shareholders should retain this Supplement for future reference.

SAI-10073-0114SUP